Exhibit 10.3
AMENDMENT NUMBER 2
TO AMENDED AND RESTATED LOAN AGREEMENT
          THIS AMENDMENT NUMBER 2, dated as of March 4, 2004 (this “Amendment”) to the Amended and Restated Loan Agreement, dated as of March 7, 2003 (as amended or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTM CAPITAL CORPORATION (“BTMCC”), a Delaware corporation and, the financial institutions from time to time party hereto (each, including Fortis and BTMCC, a “Lender” and collectively, the “Lenders”).
W I T N E S S E T H:
          WHEREAS, the parties have previously entered into the Loan Agreement, dated as of September 18, 2002, as amended and restated as of March 7, 2003, and Amendment Number 1 thereto, dated as of October 15, 2003;
          WHEREAS, the parties desire to further amend the Loan Agreement in order to extend the Conversion Date from March 5, 2004 to April 30, 2004;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
          SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof, the definition of Conversion Date in Section 101 of the Loan Agreement is hereby amended in its entirety to read as follows:
          “Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) April 30, 2004 (as such date may be extended in accordance with Section 201(f)) and (ii) the date on which an Early Amoritization Event initially occurs.”
          SECTION 4. Representations, Warranties and Covenants.
          The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

Exhibit 10.3
          SECTION 5. Effectiveness of Amendment; Terms of this Amendment.
          (a) This Amendment shall become effective as of the date first written above.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS LOAN AGREEMENT, EACH AGENT AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER,

Exhibit 10.3
AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature page follows.]

Exhibit 10.3
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ PETER J. YOUNGER

Name: Peter J. Younger
Title: Director
Amendment No. 2 to A&R Loan Agt.

Exhibit 10.3

FORTIS BANK (NEDERLAND) N.V., as Agent and a Lender

By:	/s/ M. A. N. VAN LACUM

Name: M. A. N. van Lacum
Title: Director

By:	/s/ P. R. G. ZAMAN

Name: P. R. G. Zaman
Title: Deputy Director
Amendment No. 2 to A&R Loan Agt.

Exhibit 10.3

BTM CAPITAL CORPORATION, as a Lender

By:	/s/ PAUL F. NOLAN

Name: Paul F. Nolan
Title: Senior Vice President

Address:	111 Huntington Avenue, Suite 400
Boston, MA 02199

Attention:	Vice President — Administration
Facsimile:	(617) 345-1444
Telephone:	(617) 345-5727